UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007 (November 9 , 2007)
ARIZONA LAND INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	1-9900	86-0602478

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29999 North 44th Street, Suite 100, Phoenix, Arizona	85018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 952-6800
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01 Entry into a Material Definitive Agreement.
9.01 Financial Statements and Exhibits.
SIGNATURES
Fourth Amendment to Master Formation and Contribution Agreement
Master Amendment to Contribution Agreements

1.01 Entry into a Material Definitive Agreement.
     On November 9, 2007, Arizona Land Income Corporation (the “Company”) and POP Venture, LLC, a Delaware limited liability company (“Pacific Office Contributor”) affiliated with The Shidler Group, entered into an amendment (the “Amendment”) to their Master Formation and Contribution Agreement dated as of October 3, 2006 (as previously amended, the “Master Agreement”). Pursuant to the Master Agreement, the Company will form an umbrella partnership (the “UPREIT”) in which the Company is the sole general partner. Upon consummation of the transactions contemplated by the Master Agreement (“Closing”), the UPREIT will acquire ownership interests in up to nine office properties, which comprise approximately 2.4 million square feet of office space.
     The Amendment modifies the Master Agreement to allow the Company to declare a special dividend to address compliance with annual income distribution requirements for real estate investment trusts for 2007 and alters the transactions contemplated by the Master Agreement. Pacific Office Contributor’s obligation to contribute, as part of the transactions, its 7.5% interest in one office property has been eliminated, leaving ownership interests in nine properties still to be contributed. As a result, the gross asset value of the contributed property interests has been reduced from approximately $568 million to approximately $563 million. Additionally, the parties agreed to substitute an unsecured promissory note of the UPREIT in the principal amount of $12 million for an equivalent value of the limited partnership units in the UPREIT to be issued to Pacific Office Contributor in connection with the transactions. It has also been agreed that capital investments made by Pacific Office Contributor after September 30, 2007 will increase the aggregate value of its contribution to the UPREIT in the transactions. The increase in the contribution values from these capital investments and from any lender-required escrows cannot result in the UPREIT issuing limited partnership units in excess of $151.51 million. The UPREIT will issue promissory notes in an aggregate principal amount equal to the capital investment costs for which limited partnership units are not issued.
     Under the Amendment, at the time of the consummation of the transactions, the Company will sell 180,000 shares of common stock, in addition to the previously agreed upon $5 million subscription, to individuals or entities designated by Pacific Office Contributor at a price of $7.50 per share, or $1,350,000 in the aggregate. The Company will also grant options to individuals or entities designated by Pacific Office Contributor to purchase up to 500,000 shares of common stock at a price of $7.50 per share. The options will only be exercisable for the three months after the transactions are consummated. The Amendment also allows the common stock of the Company to be listed on a national securities exchange other than the American Stock Exchange following the transactions. The parties have also agreed that the option to acquire additional office proprieties which Pacific Office Contributor will be required to grant to the Company has been extended to include properties acquired through June 30, 2008.
     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

     On November 9, 2007, the Company and Pacific Office Contributor also agreed to the Master Amendment to Contribution Agreements, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.
     In connection with the transactions contemplated by the Master Agreement and the other agreements and instruments described in this Current Report on Form 8-K, the Company will file with the Securities and Exchange Commission a definitive proxy statement that will be sent to the Company’s shareholders seeking the requisite approval for the transactions contemplated by the Master Agreement and the other agreements and instruments described in this Current Report on Form 8-K. THE COMPANY URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS. At the appropriate time, shareholders will be able to obtain a free copy of the definitive proxy statement and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement and other relevant documents will also be available, free of charge, from the Company by directing such request to Ms. Deanna Barela at (602) 952-6821 or dbarela@phsg.com. Shareholders are urged to read the proxy statement and other relevant material when they become available before making any voting decisions with respect to the transactions.
     The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the transactions. Information about the Company and its directors and executive officers, and their ownership of the Company common stock, is set forth in the proxy statement for the Company’s Annual Meeting of Shareholders, which was filed with the SEC on November 14, 2005. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.
     This Current Report on Form 8-K contains forward-looking statements that give our current expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current events. They include words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” “believe” and other words of similar meaning in connection with discussion of asset and property values and future operating or financial performance. These include statements relating to future actions, growth strategy, future performance or results of anticipated operations, and financial results. Forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. No forward-looking statement can be guaranteed, and actual results may vary materially from those anticipated in any forward-looking statement. These forward-looking statements represent the judgment of the Company, as of the date of this current report, and the Company undertakes no obligation to update any forward-looking statement. Risks and uncertainties that may affect future results include those that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including the proxy statement that the Company will file in connection with the shareholder approval process described above in this current report.

9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	Fourth Amendment to Master Formation and Contribution Agreement, dated November 9, 2007, between the Company and Pacific Office Contributor.

10.2	Master Amendment to Contribution Agreements, dated November 9, 2007, between the Company and Pacific Office Contributor.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA LAND INCOME CORPORATION (Registrant)
Dated: November 9, 2007	/s/ Thomas R. Hislop
	Name:	Thomas R. Hislop
	Title:	Chairman of the Board, Chief Executive Officer and Chief Financial Officer